UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2012

Remark Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33720	33-1135689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

Six Concourse Parkway, Suite 1500, Atlanta, GA 30328
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(770) 821-6670

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

The attached exhibit is being filed to correct a press release that was included in a Current Report on Form 8-K filed on February 28, 2011, with respect to the unregistered sale of securities pursuant to a Purchase Agreement executed  by the Company.  The press release erroneously stated that warrants were to be issued to investors with an exercise price of $7.19.  In fact, the exercise price is $6.81 as stated in the attached corrected press release.

(d)	Exhibits

Exhibit No.	Description

99.1	Corrected Press Release issued by Remark Media, Inc. dated February 28, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMARK MEDIA, INC.

Date: February 28, 2012	By: /s/ Bradley T. Zimmer
Bradley T. Zimmer
Chief Operating Officer and General Counsel